UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

STAR PEAK CORP II

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39835 (Commission File Number)	85-3374823 (I.R.S. Employer Identification Number)

1603 Orrington Avenue, 13th Floor Evanston, Illinois (Address of principal executive offices)	60201 (Zip Code)

(847) 905-4500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	STPC.U	The New York Stock Exchange
Shares of Class A common stock included as part of the units	STPC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	STPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on May 8, 2021, Star Peak Corp II, a Delaware corporation (“STPC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with STPC II Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of STPC (“Merger Sub”), and Benson Hill, Inc., a Delaware corporation (“Benson Hill”), pursuant to which, subject to the terms and conditions of the Merger Agreement, STPC will consummate its initial business combination with Benson Hill (the “Business Combination”).

On May 14, 2021, STPC filed a registration statement on Form S-4 (No. 333-256161) (as amended, the “Registration Statement”) containing a proxy statement/prospectus of STPC in connection with the Business Combination (such proxy statement/prospectus in definitive form, the “Proxy Statement/Prospectus”), which Registration Statement was declared effective by the Securities and Exchange Commission (the “SEC”) on September 1, 2021, and STPC commenced mailing the Proxy Statement/Prospectus on or about September 2, 2021.

On June 10, 2021, July 13, 2021, September 2, 2021 and September 9, 2021, STPC received a total of four demand letters from purported stockholders of STPC (collectively, the “Demand Letters”) alleging that the Proxy Statement/Prospectus contained disclosure deficiencies and/or incomplete information regarding the Business Combination.

STPC believes that the disclosures set forth in the Proxy Statement/Prospectus comply fully with applicable law and that the allegations contained in the Demand Letters are entirely without merit. However, in order to moot the purported STPC stockholders’ unmeritorious disclosure claims, preclude any efforts to delay the closing of the Business Combination, avoid nuisance and alleviate the costs, distractions, risks and uncertainties inherent in litigation, STPC has determined to voluntarily supplement the Proxy Statement/Prospectus with certain supplemental disclosures (the “Supplemental Disclosures”) as described in the following section entitled “Supplemental Disclosures to Proxy Statement/Prospectus” in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, STPC specifically denies all allegations by the purported STPC stockholders in the Demand Letters that any additional disclosure was or is required.

The Supplemental Disclosures contained herein will not affect the timing of STPC’s special meeting of its stockholders, which is scheduled to be held virtually on September 28, 2021 at 11:00 AM Eastern Time. You may attend the meeting and vote your shares electronically during the meeting via live audio webcast by visiting https://www.cstproxy.com/starpeakcorpii/2021.

STPC’s board of directors continues to recommend that STPC stockholders vote “FOR” each proposal being submitted to a vote of the STPC stockholders at the special meeting.

Supplemental Disclosures to Proxy Statement/Prospectus

The following information should be read in conjunction with the Proxy Statement/Prospectus. All page references in the information below are to pages in the Proxy Statement/Prospectus, and capitalized terms used in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement/Prospectus, unless otherwise defined herein.

The Proxy Statement/Prospectus is hereby amended as follows:

The following disclosure replaces the second full paragraph on page vii:

Subject to the assumptions set forth under “Basis of Presentation and Glossary” in this proxy statement/prospectus and assuming that the merger effective date were August 9, 2021, the record date for the STPC Special Meeting (as defined below), the exchange ratio would have been approximately 1.079 shares of New Benson Hill Common Stock for each share of Existing Benson Hill Common Stock (assuming for purposes of such calculation that all outstanding shares of Benson Hill Preferred Stock have converted into Existing Benson Hill Common Stock), except for any resulting fractional shares of New Benson Hill Common Stock (which will instead be paid in cash in an amount equal to the fractional amount multiplied by $10.00).

The disclosure immediately preceding footnote (1) to the table on page 151 is replaced with the following:

“NM” means not meaningful. Such margins were determined to be not meaningful due to negative projected EBITDA.

The following disclosure is inserted after the first sentence of the last full paragraph on page 152:

Neither Goldman nor CS conducted any additional financial analyses in connection with the STPC board of directors’ review of the merger.

The table on page 153 is amended by adding a new footnote (1) after the text “NM” in the seventh column and a new footnote (2) after each instance of the text “NM” in the second to last column, and the following disclosure corresponding to such footnotes is added immediately after such table:

(1)	The forecasted revenue is de minimis and the forecasted CAGR is not meaningful, “NM”.

(2)	Multiples not meaningful, “NM,” because either (i) the relevant EBITDA value was negative or (ii) the multiple was in excess of 100x.

The following disclosure replaces the sixth full paragraph on page 157:

Between January 8, 2021, the date of STPC’s IPO, and February 24, 2021, the date on which STPC entered into exclusivity with Benson Hill (as further described below), STPC initiated contact with more than 159 potential targets, including privately held assets and assets or divisions owned by four publicly traded companies. Of those potential targets, STPC had discussions with approximately 40 management teams. STPC also met with 77 investors and shareholders of potential targets and approximately 13 investment banks or advisors. STPC conducted additional due diligence with respect to approximately 77 potential targets (the “Potential Targets”) and then entered into 15 non-disclosure agreements with Potential Targets, each of which contained customary non-disclosure and non-use provisions. None of the 15 non-disclosure agreements contained standstill or “don’t ask, don’t waive” provisions. Following this initial due diligence, STPC entered into substantive discussions leading to draft letters of intent being circulated with two of the Potential Targets, which are referred to herein as “Company A” and “Company B”.

The following disclosure is added to the end of the ninth full paragraph on page 157:

The non-disclosure agreement contained customary non-disclosure and non-use provisions, but did not contain standstill or “don’t ask, don’t waive” provisions.

The following disclosure is inserted at the end of the penultimate paragraph on page 160:

Pursuant to the engagement letters with Goldman Sachs, CS and Barclays, STPC will pay each Placement Agent customary fees in connection with the PIPE financing consistent with market practice, contingent upon consummation of the Business Combination and payable at closing of the merger. In addition, STPC agreed to reimburse each Placement Agent for certain expenses and to indemnify each against certain liabilities arising out of its engagement. Goldman Sachs and CS will also receive an aggregate of approximately $14.1 million as payment for deferred underwriting commissions conditioned upon the closing of the merger in connection with their service as joint book-running managers for STPC’s IPO, subject to STPC’s right to allocate up to approximately $4.0 million of such deferred underwriting commission to Goldman Sachs, CS or other third-party members of FINRA that assisted STPC in identifying or consummating the merger. STPC previously paid Goldman Sachs and CS an aggregate of approximately $8.1 million in underwriting discounts and commissions at the closing of its IPO in connection with their service as joint book-running managers for the IPO. With the exception of the foregoing, Goldman Sachs, CS and Barclays and their respective affiliates did not provide any other services to STPC for which Goldman Sachs, CS or Barclays received a fee during the two-year period prior to the date of the announcement of the merger.

The following disclosure is added prior to the last paragraph on page 161:

Between February 24, 2021 and May 8, 2021, STPC and Benson Hill continued to negotiate the merger agreement and the related ancillary agreements. In the context of negotiating the IRA, the parties agreed that Craig Rohr would sit on the board of directors of New Benson Hill, and that STPC would nominate a second director prior to the closing of the merger. Craig Rohr is currently President of STPC. Other than with respect to board representation, at no time during the parties’ negotiations with respect to the merger did representatives of STPC and Benson Hill engage in discussions regarding post-transaction employment of any STPC employees.

Additional Information

This communication is being made in respect of a proposed merger transaction (the “proposed transactions”) involving Star Peak Corp II (“Star Peak”) and Benson Hill, Inc. (“Benson Hill”). The proposed transactions will be submitted to stockholders of Star Peak for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, Star Peak has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) and a definitive proxy statement / prospectus that has been distributed to Star Peak stockholders in connection with Star Peak’s solicitation for proxies for the vote by Star Peak’s stockholders in connection with the proposed transactions and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities. Star Peak has mailed a definitive proxy statement / prospectus and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of Star Peak are advised to read the definitive proxy statement / prospectus in connection with Star Peak’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement / prospectus contains important information about the proposed transaction and the parties to the proposed transaction. Stockholders may also obtain copies of the definitive proxy statement / prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Star Peak Corp II, 1603 Orrington Ave., 13th Floor, Evanston, IL 60201.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Star Peak and Benson Hill and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Star Peak’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Registration Statement that has been filed with the SEC by Star Peak, which includes the proxy statement / prospectus for the proposed transaction. Information regarding the directors and executive officers of Star Peak is contained in Star Peak’s filings with the SEC, and such information is also in the Registration Statement that has been filed with the SEC by Star Peak, which includes the proxy statement / prospectus for the proposed transaction.

Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Star Peak’s or Benson Hill’s future financial or operating performance. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Star Peak and its management, and Benson Hill and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against Star Peak, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Star Peak, to obtain financing to complete the business combination or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet the NYSE’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Benson Hill as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that Benson Hill or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) Benson Hill’s estimates of its financial performance; 12) the impact of the COVID-19 pandemic and its effect on business and financial conditions; and 13) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Star Peak’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, the proxy statement / prospectus relating to the proposed business combination, and other documents filed or to be filed with the SEC by Star Peak. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that Star Peak and Benson Hill presently do not know or that Star Peak and Benson Hill currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Star Peak nor Benson Hill undertakes any duty to update these forward-looking statements, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2021

STAR PEAK CORP II

By:	/s/ Eric Scheyer
Name:	Eric Scheyer
Title:	Chief Executive Officer